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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 30, 2002




                                CLECO POWER LLC
            (Exact name of registrant as specified in its charter)


          Louisiana                     1-05663                  72-0244480
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


             2030 Donahue Ferry Road
              Pineville, Louisiana                     71360-5226
    (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code: (318) 484-7400
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Item 5.           Other Events.

                  On January 30, 2002, Cleco Power LLC (the "Company") entered into an Underwriting Agreement with Edward D. Jones & Co., L.P. (the "Underwriter") covering the issue and sale of $25,000,000 aggregate principal amount of the Company's 6.125% Insured Quarterly Notes due March 1, 2017 (the "IQ Notes"). The IQ Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration No. 333-52540) of the Company, which is on file with the Securities and Exchange Commission ("SEC").

         The consolidated financial statements of Ambac Assurance Corporation ("Ambac Assurance") and its subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000, prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. ("Ambac Financial Group") for the year ended December 31, 2000 (filed with the SEC on March 28, 2001, Commission File Number 1-10777), the unaudited consolidated interim financial statements of Ambac Assurance and its subsidiaries: as of March 31, 2001 and for the periods ended March 31, 2001 and March 31, 2000 included in the Quarterly Report on Form 10-Q of Ambac Financial Group for the period ended March 31, 2001 (filed with the SEC on May 15, 2001); as of June 30, 2001 and for the periods ended June 30, 2001 and June 30, 2000 included in the Quarterly Report on Form 10-Q of Ambac Financial Group for the period ended June 30, 2001 (filed with the SEC on August 10, 2001) and as of September 30, 2001 and for the periods ended September 30, 2001 and September 30, 2000 included in the Quarterly Report on Form 10-Q of Ambac Financial Group for the period ended September 30, 2001 (filed with the SEC on November 14, 2001), and the Current Reports on Form 8-K filed with the SEC on January 24, 2001, March 19, 2001, July 23, 2001, September 17, 2001,
September 19, 2001, October 22, 2001, December 4, 2001 and January 25, 2002, as they related to Ambac Assurance, are hereby incorporated by reference in this Current Report on Form 8-K and the prospectus supplement dated as of January 30, 2002 relating to the IQ Notes (the "Prospectus Supplement"), and shall be deemed to be part hereof and thereof. The aforementioned financial statements are being supplied by Ambac Assurance for inclusion in the Prospectus Supplement only. No representation is made by the Company, the trustee of the indenture governing the IQ Notes, the Underwriter or any of their affiliates as to the accuracy or completeness of the financial statements.

                                       2
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Item 7.     Financial Statements and Exhibits.

            (c) Exhibits.

            The following exhibits are filed herewith:

            1.1 Underwriting Agreement dated as of January 30, 2002 between the Company and the Underwriter.

            4.1 Form of Fourth Supplemental Indenture, dated as of February 1, 2002, providing for the issuance of the IQ Notes.

            4.2      Form of IQ Note (included in Exhibit 4.1 above).

            23.1     Consent of KPMG LLP.

                                       3
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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CLECO POWER LLC



Date: February, 6, 2002                       By:  /s/ Kathleen F. Nolen
                                                   -----------------------------

                                                   Kathleen F. Nolen
                                                   Treasurer

                                       4
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                                 EXHIBIT INDEX

EXHIBIT
NUMBER                          EXHIBIT DESCRIPTION
-------                         -------------------
 1.1 Underwriting Agreement dated as of January 30, 2002 between the Company and the Underwriter.

 4.1 Form of Fourth Supplemental Indenture, dated as of February 1, 2002, providing for the issuance of the IQ Notes.

 4.2            Form of IQ Note (included in Exhibit 4.1 above).

23.1            Consent of KPMG LLP